INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“ Agreement”), dated as of December 12, 2014, is between Cover-All Technologies Inc., a Delaware corporation (including its subsidiaries, the “Company”), and _______________ (“Indemnitee”).

WHEREAS, Indemnitee is or will become a director and/or officer of the Company;

WHEREAS, both the Company and Indemnitee recognize the risk of litigation and other claims being asserted against directors and officers of public companies; and

WHEREAS, in recognition of Indemnitee’s need for substantial protection against personal liability for services rendered to the Company, in order to procure Indemnitee’s continued service to the Company as a director or officer, as the case may be, and to enhance Indemnitee’s ability to effectively serve the Company, and in order to provide specific contractual assurance that the protection promised by the Company’s Certificate of Incorporation and/or By-Laws, each as may be amended and restated from time to time (collectively, the “Constituent Documents”) will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of any of the Constituent Documents, any change in the composition of the Board (as defined below) or any change in control or business combination transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancement of Expenses (as defined below) to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement and, to the extent insurance is maintained, to provide for the continued coverage of Indemnitee under the Company’s directors’ and officers’ liability insurance policies.

NOW, THEREFORE, in consideration of the foregoing and Indemnitee’s agreement to provide services to the Company, the parties agree as follows:

1.

Definitions.  For purposes of this Agreement, the following terms shall have the following meanings:

(a)

“Board” means the Board of Directors of the Company.

(b)

“Change in Control” means the occurrence after the date of this Agreement of any of the following events: (i) any Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the Company’s then outstanding Voting Securities unless the change in relative beneficial ownership of the Company’s securities by any Person results solely from a reduction in the aggregate number of outstanding shares of securities entitled to vote generally in the election of directors; (ii) the consummation of a reorganization, merger or consolidation, unless immediately following such reorganization, merger or consolidation, all of the beneficial owners of the Voting Securities of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding Voting Securities of the entity resulting from such transaction; (iii) during any period of two (2) consecutive years, not including any period prior to the execution of this Agreement, individuals who at the beginning of such period constituted the Board (including for this purpose any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the Board; or (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(c)

“Claim” means any threatened, pending or completed action, suit, proceeding, subpoena, arbitration or alternative dispute resolution mechanism or other written demand for damages or equitable relief, whether civil, criminal, administrative, arbitrative, investigative or other, and whether made pursuant to federal, state or other law or any inquiry, hearing or investigation (whether internal or external) that might lead to the institution of any such action, suit, proceeding, arbitration or other alternative dispute resolution mechanism, including, without limitation any action, suit or proceeding seeking injunctive or declarative relief regarding the existence of any fiduciary duty, brought or conducted by any third party or by or in the right of the Company or an affiliate of the Company.

(d)

“Disinterested Director ” means a director of the Company who is not and was not a party to the Claim in respect of which indemnification is sought by Indemnitee.

(e)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)

“Expense Advance” means any payment of Expenses advanced to Indemnitee by the Company pursuant to Section 4 or Section 5.

(g)

“Expenses” means any and all expenses, including attorneys’, consultants’ and experts’ fees, court costs, transcript costs, travel expenses, duplicating, printing and binding costs, telephone charges, and all other costs and expenses incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness or participate in, any Claim, including, without limitation, all costs and fees reasonably incurred in connection with the enforcement of this Agreement.

(h)

“Indemnifiable Event” means any act or omission, event or occurrence, whether occurring before, on or after the date of this Agreement, related to the fact that Indemnitee or Indemnitee’s testator or intestate is or was or has agreed to become a director or officer or is or was serving or has agreed to serve, at the request of the Company, any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other entity or enterprise in any capacity, or by reason of an action or inaction by Indemnitee in any such capacity (whether or not serving in such capacity at the time any Loss is incurred for which indemnification can be provided under this Agreement).

(i)

“Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently performs, nor in the past five (5) years has performed, services for either: (i) the Company or Indemnitee (other than in connection with matters concerning Indemnitee under this Agreement or of other indemnitees under similar agreements); or (ii) any other party to the Claim giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel”

shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(j)

“Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties (whether civil, criminal or other), excise taxes assessed on Indemnitee with respect to an employee benefit plan, amounts paid or payable in settlement, including any interest, assessments, and all other charges paid or payable in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness or participate in, any Claim.

(k)

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

(l)

“Voting Securities” means any securities of the Company that vote generally in the election of directors.

2.

Services to the Company.  Indemnitee hereby agrees to serve the Company for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation or is removed, subject to the terms of any retention agreement between Indemnitee and the Company.  This Agreement shall not be deemed an employment agreement or an agreement for the nomination, appointment or election as a director or officer between the Company and Indemnitee, and the Indemnitee acknowledges that, other than with respect to the terms of any relevant employment agreement or applicable policy, the Indemnitee is an at-will employee and can be discharged by the Company at any time, with or without cause.

3.

Indemnification.

(a)

Generally.  Subject to the terms and conditions of this Agreement, the Company shall indemnify Indemnitee, to the fullest extent permitted by the DGCL as in effect on the date of this Agreement or as authorized or permitted by any amendment to or replacement of the DGCL adopted after the date of this Agreement that increases the extent to which a corporation may provide indemnification, against any and all Losses if Indemnitee was or is or becomes a party to or a witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim by reason of or arising in part out of an Indemnifiable Event.

(b)

Requests for Indemnification.  In order to obtain indemnification pursuant to this Agreement, Indemnitee shall submit to the Company a written request therefor, including in such request such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of the applicable Claim, provided that documentation and information need not be so provided to the extent that the provision thereof would undermine or otherwise jeopardize attorney-client privilege.  Indemnification shall be made insofar as the Indemnitee is entitled to indemnification in accordance with Section 3(c) or Section 3(d).

(c)

Mandatory Indemnification.  In accordance with Section 3(a) and notwithstanding any other provisions of this Agreement to the contrary, the Company shall indemnify Indemnitee against all Losses (i) to the extent that Indemnitee shall have been successful on the merits or otherwise in defense of any Claim relating to an Indemnifiable Event or any portion thereof or in defense of any issue or matter therein, including without limitation dismissal without prejudice, or (ii) to the extent that Indemnitee’s involvement in a Claim relating to an Indemnifiable Event is to prepare to serve and serve as a witness, and not as a party.

(d)

Determination of Entitlement to Indemnification.  To the extent that the provisions of Section 3(c) are inapplicable to a Claim relating to an Indemnifiable Event, upon the final disposition of a Claim that is the subject of a request for indemnification delivered in accordance with and pursuant to Section 3(b), any determination of whether Indemnitee has satisfied any applicable standard of conduct under the DGCL that is a legally required condition to indemnification of Indemnitee hereunder against Losses relating to such Claim and any determination that Expense Advances must be repaid to the Company shall be made as follows:

(i)

if no Change in Control has occurred, (A) by a majority vote of the Disinterested Directors, even if less than a quorum of the Board, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, or (C) if there are no such Disinterested Directors, by Independent Counsel in a written opinion addressed to the Board, a copy of which shall be delivered to Indemnitee; and

(ii)

if a Change in Control shall have occurred, such determination shall be made (A) if Indemnitee so requests in writing, by a majority vote of the Disinterested Directors, even if less than a quorum of the Board, or (B) otherwise, by Independent Counsel in a written opinion addressed to the Board, a copy of which shall be delivered to Indemnitee.

The Company shall use its commercially reasonable efforts to cause any determination required under this Section 3(d) to be made as promptly as practicable.  If such determination shall not have been made within thirty (30) days after the later of (A) receipt by the Company of a written request from Indemnitee for indemnification pursuant to Section 3(b) (the date of such receipt being the “Notification Date”) and (B) the selection of an Independent Counsel, if such determination is to be made by Independent Counsel, then Indemnitee shall be deemed to have satisfied the applicable standard of conduct; provided that such 30-day period may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the Person or Persons making such determination in good faith requires such additional time to obtain or evaluate information relating thereto.  Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement of Indemnitee to indemnification under this Agreement shall be required to be made prior to the final disposition of any Claim.

(e)

Selection of Independent Counsel.  If any determination required to be made pursuant to Section 3(d) is to be made by Independent Counsel pursuant to Section 3(d)(i), the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected.  If such determination is to be made by Independent Counsel pursuant to Section 3(d)(ii), the

Independent Counsel shall be selected by Indemnitee, and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected.  In either case, Indemnitee or the Company, as applicable, may, within ten (10) days after receiving written notice of selection from the other, deliver to the other a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not satisfy the criteria set forth in the definition of “Independent Counsel” in Section 1, and the objection shall set forth with particularity the factual basis of such assertion.  Absent a proper and timely objection, the Person or firm so selected shall act as Independent Counsel.  If a proper and timely objection is made, the Person selected may not serve as Independent Counsel unless and until such objection is withdrawn or the Delaware Court (as defined in Section 23), or, at Indemnitee’s option, pursuant to an arbitration, has determined that such objection is without merit.  If, within fourteen (14) days after receipt by the Company of a request for indemnification pursuant to this Agreement, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Delaware Court (as defined in Section 23), or, at such Person’s option, initiate an arbitration, for resolution of any objection which shall have been made to the selection of Independent Counsel and/or for the appointment of another Person as Independent Counsel, and the Person with respect to whom all objections are so resolved or the Person so appointed shall act as Independent Counsel.  The Company shall pay all of the reasonable fees and expenses of the Independent Counsel and Indemnitee incurred in connection with the Independent Counsel’s determination pursuant to Section 3(d).

(f)

Appeal Right.  Indemnitee and the Company shall each have the right to appeal any decision of the Disinterested Directors, the Board or Independent Counsel to the Delaware Court.  Any such adjudication shall be conducted in all respects as a de novo trial on the merits.  In any such adjudication, the presumptions and burdens set forth in Section 9 shall apply.

(g)

Payment of Losses Subject to Indemnification .  If in regard to any Losses (i) Indemnitee shall be entitled to indemnification pursuant to Section 3(c) or (ii) Indemnitee has been determined or deemed to be entitled to indemnification in accordance with Section 3(d), then, in each case, the Company shall pay to Indemnitee, within ten (10) days after the later of (x) the Notification Date or (y) the earliest date on which the applicable criterion specified in clause (i) or (ii) is satisfied, an amount equal to such Losses.

4.

Advancement of Expenses.  The Company shall pay on behalf of Indemnitee, advance to Indemnitee or reimburse Indemnitee for any and all Expenses actually and reasonably paid or incurred by Indemnitee in connection with any Claim arising out of an Indemnifiable Event within ten (10) days after written request by Indemnitee, whether such request is made prior to or after final disposition of any Claim.  In connection with any request for Expense Advances, Indemnitee shall not be required to provide any documentation or information to the extent that the provision thereof would undermine or otherwise jeopardize attorney-client privilege.  Execution and delivery to the Company of this Agreement by Indemnitee constitutes a promise and undertaking by Indemnitee to repay any and all amounts paid, advanced or reimbursed by the Company pursuant to this Section 4 in respect of Expenses relating to, arising out of or resulting from any Claim in respect of which it shall be determined, pursuant to Section 3(d), following the final disposition of such Claim, that Indemnitee is not entitled to indemnification under Section 3 or has received reimbursement or advances for Expenses in excess of the amount to which Indemnitee is entitled.  Any and all amounts Indemnitee is required to reimburse to the Company pursuant to this Section 4 shall be repaid promptly, but in no event later than sixty (60) days, following such determination.  No other form of undertaking shall be required other than the execution of this Agreement.  Indemnitee’s obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon.

5.

Indemnification for or Advancement of Expenses in Enforcing Rights.  To the fullest extent allowable under applicable law, the Company shall also indemnify Indemnitee for, subject to and in accordance with Section 3, and, if requested by Indemnitee in writing, shall advance to Indemnitee, subject to and in accordance with Section 4, any expenses actually and reasonably paid or incurred by Indemnitee in connection with any action or proceeding by Indemnitee for (a) indemnification or reimbursement or advance payment of Expenses by the Company under any provision of this Agreement or under any other agreement or provision of the Constituent Documents or any applicable law, rule or regulation now or hereafter in effect relating to Claims relating to Indemnifiable Events, and/or (b) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be. However, in the event that Indemnitee is ultimately determined not to be entitled to such indemnification or insurance recovery, as the case may be, then all amounts advanced under this Section 5 shall be repaid in accordance with Section 4. Indemnitee shall be required to reimburse the Company in the event that a final judicial determination is made that such action brought by Indemnitee was frivolous or not made in good faith.  Indemnitee’s obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon.

6.

Partial Indemnity, Etc.  If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Losses in respect of a Claim related to an Indemnifiable Event but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.  Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

7.

Exclusions from Indemnification or Advancement of Expenses.  Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to:

(a)

indemnify or advance funds to Indemnitee for Expenses or Losses with respect to proceedings initiated by Indemnitee, including any proceedings against the Company or its directors, officers, employees or other Indemnitees and not by way of defense, except: (i) proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the DGCL (unless a final adjudication, after all appeals or motions for leave to appeal have been exhausted, by a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous); (ii) where the Company has joined in or the Board has consented to the initiation of such proceedings; or (iii) where the Board finds it to be appropriate;

(b)

indemnify Indemnitee if a final adjudication, after all appeals or motions for leave to appeal have been exhausted, by a court of competent jurisdiction determines that such indemnification is prohibited by applicable law;

(c)

indemnify Indemnitee for the disgorgement of profits arising from the purchase or sale by Indemnitee of securities of the Company in circumstances in which such profits are required to be paid to the Company pursuant to Section 16(b) of the Exchange Act or any similar successor statute; or

(d)

indemnify or advance funds to Indemnitee for Indemnitee’s reimbursement or payment to the Company of any bonus or other incentive-based or equity-based compensation previously received by Indemnitee or payment of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements under Section 304 of the Sarbanes-Oxley Act of 2002 in connection with an accounting restatement of the Company or the payment to the Company of profits arising from the purchase or sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act).

8.

Notification, Defense and Settlement of Claims.

(a)

Notification of Claims by Indemnitee.  Indemnitee shall notify the Company as soon as practicable of any Claim which could relate to an Indemnifiable Event or for which Indemnitee could seek Expense Advances, including a brief description (based upon information then available to Indemnitee) of the nature of, and the facts underlying, such Claim.  The failure by Indemnitee to timely notify the Company hereunder shall not relieve the Company from any liability hereunder unless the Company’s ability to defend such claim was materially and adversely affected by such failure.

(b)

Notification of Claims by Company.  The Company shall notify Indemnitee as soon as practicable of any Claim which could relate to an Indemnifiable Event or for which Indemnitee could seek Expense Advances, including a brief description (based upon information then available to the Company) of the nature of, and the facts underlying, such Claim.

(c)

Defense of Claims.  The Company shall be entitled to participate in the defense of any Claim relating to an Indemnifiable Event at its own expense and, except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee.  After notice from the Company to Indemnitee of its election to assume the defense of any such Claim, the Company shall not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently directly incurred by Indemnitee in connection with Indemnitee’s defense of such Claim other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own legal counsel in such Claim, but all Expenses related to such counsel incurred after notice from the Company of its assumption of the defense shall be at Indemnitee’s own expense; provided, however, that if (i) Indemnitee’s employment of its own legal counsel has been authorized by the Company, (ii) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of such Claim, (iii) after a Change in Control, Indemnitee’s employment of its own counsel has been approved by the Independent Counsel or (iv) the Company shall not in fact have employed counsel to assume the defense of such Claim, then Indemnitee shall be entitled to retain its own separate counsel (but not more than one law firm plus, if applicable, local counsel in respect of any such Claim) and all Expenses related to such separate counsel shall be borne by the Company.

(d)

Settlement of Claims.  The Company shall not settle, in whole or in part, any Claim relating to an Indemnifiable Event in a manner that imposes any Expense, liability or limitation on Indemnitee without Indemnitee’s prior written consent, unless the Company first confirms its obligations to indemnify Indemnitee pursuant hereto and otherwise pays to Indemnitee all such Losses and Expenses with respect thereto, which such consent shall not be unreasonably withheld.  Indemnitee shall not settle, in whole or in part, any Claim relating to an Indemnifiable Event in a manner that imposes any Expense, liability or limitation on the Company without the Company’s prior written consent, which such consent shall not be unreasonably withheld.

9.

Presumptions and Defenses.

(a)

Indemnitee’s Entitlement to Indemnification.  Indemnitee shall be entitled to the presumption that Indemnitee has satisfied the applicable standard of conduct and is entitled to indemnification provided that, if applicable, the notification provisions of Section 8(a) have been satisfied, and the Company shall have the burden of proving by a preponderance of the evidence that Indemnitee has not satisfied the applicable standard of conduct and is not entitled to indemnification.  No determination by the Company (including by its Disinterested Directors or any Independent Counsel) that Indemnitee has not satisfied any applicable standard of conduct shall in and of itself be dispositive in (but may be used as a defense to) any legal proceedings brought by Indemnitee to secure indemnification or reimbursement or advance payment of Expenses by the Company hereunder or create a presumption that Indemnitee has not met any applicable standard of conduct.  The termination of any Claim by judgment, settlement (whether with or without court approval), conviction or upon a plea of nolo contendere, or its equivalent, will not create a presumption that Indemnitee did not meet any applicable standard of conduct or have any particular belief, or that indemnification hereunder is otherwise not permitted.

(b)

Defense to Indemnification and Burden of Proof.  It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for Losses incurred in defending against a Claim related to an Indemnifiable Event in advance of its final disposition) that it is not permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed.  In connection with any such action or any related determination as to whether any applicable standard of conduct has been met, the burden of proving such a defense or that Indemnitee did not satisfy the applicable standard of conduct shall be on the Company.

(c)

Reliance as a Safe Harbor.  For purposes of this Agreement, and without creating any presumption as to a lack of good faith if the following circumstances do not exist, Indemnitee shall be deemed to have acted in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other entity, not opposed to, the best interests of the Company and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful, if Indemnitee’s actions or omissions to act are taken in good faith reliance upon information, advice, opinions, reports or statements including financial statements and other financial data, in each case prepared or presented by: (i) one or more officers or employees of the Company or any entity of which the Company owns 50% or more of such entity’s voting securities, whom Indemnitee believes to be reliable and competent in the matters presented; (ii) counsel, public accountants or other persons as to matters which Indemnitee believes to be within such Person’s professional or expert competence; or (iii) a committee of the Board upon which Indemnitee does not serve, duly designated in accordance with a provision of the Constituent Documents as to matters within its designated authority, which committee Indemnitee believes to merit confidence.  Notwithstanding the foregoing, Indemnitee shall not be considered to be acting in good faith if Indemnitee has knowledge concerning the matter in question that would cause such reliance to be unwarranted.

(d)

Resolution of Claims.  The Company acknowledges that a settlement or other disposition short of final judgment may be successful on the merits or otherwise for purposes of clause (i) of Section 3(c) if it permits a party to avoid expense, delay, distraction, disruption and uncertainty.  In the event that any Claim relating to an Indemnifiable Event to which Indemnitee is a party is resolved in good faith in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with our without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise for purposes of clause (i) of Section 3(c).  The Company shall have the burden of proof by preponderance of the evidence to overcome this presumption.

10.

Non-Exclusivity.  The rights of Indemnitee hereunder will be in addition to any other rights Indemnitee may have under the Constituent Documents, the DGCL, any other contract or otherwise (collectively, “Other Indemnity Provisions”); provided, however, that (a) to the extent that Indemnitee otherwise would have any greater right to indemnification under any Other Indemnity Provision, Indemnitee will be deemed to have such greater right hereunder, and (b) to the extent that any change is made to any Other Indemnity Provision which permits any greater right to indemnification than that provided under this Agreement as of the date hereof, Indemnitee will be deemed to have such greater right hereunder.

11.

No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment to Indemnitee in respect of any Losses to the extent Indemnitee has otherwise received payment under any insurance policy, the Constituent Documents, Other Indemnity Provisions or otherwise of the amounts otherwise indemnifiable by the Company hereunder.

12.

Insurance.  For the duration of Indemnitee’s service as a director or officer of the Company, and thereafter for so long as Indemnitee shall be subject to any pending Claim relating to an Indemnifiable Event, the Company shall use commercially reasonable efforts (taking into account the scope and amount of coverage available relative to the cost thereof) to continue to maintain in effect policies of directors’ and officers’ liability insurance providing coverage that is at least substantially comparable in scope and amount to that provided by the Company’s current policies of directors’ and officers’ liability insurance.  In all policies of directors’ and officers’ liability insurance maintained by the Company, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company’s directors, if Indemnitee is a director, or of the Company’s officers, if Indemnitee is an officer (and not a director) by such policy.  Upon request, the Company will provide to Indemnitee copies of all directors’ and officers’ liability insurance applications, binders, policies, declarations, endorsements and other related materials.  The Company shall promptly notify Indemnitee of any material change in such insurance coverage.

13.

Subrogation.  In the event of payment to Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee.  Indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

14.

Statute of Limitations.  The Company agrees not to assert that a claim for indemnification is barred by the statute of limitations as an affirmative defense or otherwise.

15.

Validity of Agreement.  The Company shall not oppose the right of Indemnitee to seek any adjudication or arbitration sought under the terms of this Agreement and shall be precluded from asserting that the procedures or presumptions contained herein are not valid, binding or enforceable and shall stipulate in any such adjudication or arbitration that the Company is bound by all of the provisions of this Agreement.

16.

Notices.  All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand or by courier and receipted for by the party to whom said notice or other communication shall have been directed, (b) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, or (c) if sent by facsimile transmission and fax confirmation is received, on the next business day following the date on which such facsimile transmission was sent. Addresses for notice to either party are as shown on the signature page of this Agreement, or such other address as any party shall have given by written notice to the other party as provided above.

17.

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs and personal and legal representatives.  The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part of the business and/or assets of the Company, by written agreement expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

18.

Amendments.  No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto.  No waiver of any of the provisions of this Agreement shall be binding unless in the form of a writing signed by the party against whom enforcement of the waiver is sought, and no such waiver shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.  Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.  This Agreement shall be deemed automatically amended through no additional act of the Company or Indemnitee in the event of a change in the jurisdiction of incorporation of the Company (through a merger, re-incorporation or otherwise) so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible under the law of the new jurisdiction of incorporation of the Company.

19.

Severability.  The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any portion thereof) are held by a court of competent jurisdiction to be invalid, illegal, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

20.

Headings.  The headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation thereof.

21.

Interpretation.  As used in this Agreement, the words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular paragraph, subparagraph, Section, or other subdivision and the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation.”  Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.  Unless the context otherwise requires, references herein: (a) to sections, schedules and exhibits mean the sections of, and schedules and exhibits attached to, this Agreement; (b) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (c) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

22.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement.  A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

23.

Governing Law and Forum; Service of Process .  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to its principles of conflicts of laws.  Except with respect to any arbitration commenced by Indemnitee or the Company as permitted hereunder, the Company and Indemnitee hereby irrevocably and unconditionally (a) agree that any action, suit or other proceeding arising out of or in connection with this Agreement shall be brought only in the Court of Chancery of the State of Delaware (the “Delaware Court ”), and not in any other state or federal court in the United States of America or any court in any other country, (b) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action, suit or other proceeding arising out of or in connection with this Agreement, (c) waive any objection to the laying of venue of any such action, suit or other proceeding in the Delaware Court, and (d) waive, and agree not to plead or to make, any claim that any such action, suit or other proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

[Signatures follow on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COVER-ALL TECHNOLOGIES INC.

By:    ________________________________

Name:

Title:

Address:

______________________________________

______________________________________

______________________________________

Attention:  _____________________________

Phone: ________________________________

Fax: __________________________________

Email:  ________________________________

Indemnitee:

______________________________________

Name:

Address:

______________________________________

______________________________________

______________________________________

Attention:  _____________________________

Phone: ________________________________

Fax: __________________________________

Email:  ________________________________